UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant   ☐

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RELM WIRELESS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RELM WIRELESS CORPORATION	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS

DATE:	JUNE 15, 2017
TIME:	2:00 PM LOCAL TIME
LOCATION:	The W Fort Lauderdale, 401 N Fort Lauderdale Beach Blvd., Fort Lauderdale, Florida 33304

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/RWC and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, 2016 Annual Report and Proxy Card are available at: https://www.iproxydirect.com/RWC

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before June 1, 2017.

you may enter your voting instructions at https://www.iproxydirect.com/RWC until 11:59 pm eastern time June 14, 2017.

The purposes of this meeting are as follows:
1.
1.
TO ELECT SEVEN DIRECTORS NAMED IN THE PROXY STATEMENT TO SERVE ON OUR BOARD OF DIRECTORS UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED;

2.
TO RATIFY THE APPOINTMENT OF MOORE STEPHENS LOVELACE, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2017;

3.
TO APPROVE, ON AN ADVISORY, NON-BINDING BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS;

4.
TO APPROVE, ON AN ADVISORY, NON-BINDING BASIS, THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS;

5.
TO APPROVE THE RELM WIRELESS CORPORATION 2017 INCENTIVE COMPENSATION PLAN; AND

6.
TO TRANSACT SUCH OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies. The board of directors has fixed the close of business on April 24, 2017 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.60 per share, that they held on that date at the meeting or any postponement or adjournment of the meeting.

The board of directors recommends that you vote (1) “for” all of the director nominees, (2) “for” the ratification of the appointment of moore stephens lovelace, p.a. as our independent registered public accounting firm, (3) “for” the advisory approval of the compensation of our named executive officers, (4) “for” a three-year frequency for the advisory vote on the compensation of our named executive officers and (5) “for” the approval of the relm wireless corporation 2017 incentive compensation plan.

Please note - This is not a Proxy Card - you cannot vote by returning this card

RELM WIRELESS CORPORATION
SHAREHOLDER SERVICES
500 Perimeter Park Drive Suite D
Morrisville NC 27560

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT